UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported): September 23, 2003, 2003


                                 CRDENTIA CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified by its charter)


          DELAWARE                      0-31152                76-0585701
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                    Identification Number)


           455 Market Street, Suite 1220, San Francisco, California 94105
           --------------------------------------------------------------
                      (Address of principal executive offices)


                                 (415) 543-1535
               ----------------------------------------------------
               (Registrant's telephone number, including area code)


            ----------------------------------------------------------
            Former Name or Former Address If Changed Since Last Report

ITEM 2.  Acquisition or Disposition of Assets.

     (a) On September 22, 2003, we, Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation, a wholly owned subsidiary of Crdentia, and the shareholders of New Age Staffing consummated the merger of New Age Staffing with and into NAS Acquisition Corporation pursuant to the terms of the Agreement and Plan of Reorganization dated September 15, 2003.

     In connection with the merger all outstanding shares of capital stock of New Age Staffing were converted into the right to receive a ratable portion of the aggregate merger consideration. The aggregate merger consideration consists of 6,884,614 shares of Crdentia Corp. common stock and $2,050,000 in cash, $400,000 of which was paid on the closing date, $265,000 of which shall be paid on or prior to October 15, 2003, $332,500 of which shall be paid on or before 180 days from the closing date, $332,500 of which shall be paid on or before the first anniversary of the closing date, $360,000 of which shall be paid on the first anniversary of the closing date and $360,000 of which shall be paid on the second anniversary of the closing date. We funded the acquisition from the proceeds received from the issuance of convertible notes on September 2, 2003. Future cash payments required by this agreement are anticipated to be funded through a combination of operating cash flow and the sale of Crdentia Corp. common stock. The consideration for and the other terms and conditions of the merger were determined by arms-length negotiations between us and New Age Staffing.

     (b) New Age Staffing is a New Orleans, Louisiana based healthcare agency which provides temporary medical staffing services to hospitals and other medical facilities. We intend to continue the operations of New Age Staffing as a subsidiary of ours and use New Age Staffing's equipment and other physical property in the conduct of such operations.

     The description of the transaction set forth above is qualified in its entirety by reference to the merger agreement filed as Exhibit 2.1 to our report on Form 8-K filed on September 16, 2003.

     On September 23, 2003, we issued a press release which is attached as
Exhibit 99.3 hereto.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)     Financial Statements of Business Acquired.

     The financial statements of New Age Staffing required to be filed pursuant to Item 7(a) of Form 8-K are attached hereto as Exhibit 99.2.


     (b)     Pro Forma Financial Statements.

     The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K is attached hereto as Exhibit 99.3.


     As reported by us on a Form 8-K report filed on August 14, 2003, we acquired Baker Anderson Christie, Inc. on August 7, 2003. As reported on Item 7(b) on the Form 8-K report, the pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days from the date the initial Form 8-K report was required to be filed. The pro forma financial information attached to this report as Exhibit 99.3 is intended only to report the pro forma financial information for the acquisition of New Age Staffing, Inc. more fully described in Item 2(a) above.


     (c)     Exhibits.

     2.1 (1) Agreement and Plan of Reorganization, dated as of September 15, 2003, by and among Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation and the shareholders of New Age Staffing, Inc. (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

     99.1    Financial Statements of New Age Staffing, Inc.

     99.2    Pro Forma Financial Information for New Age Staffing, Inc.

     99.3    Press release dated September 23, 2003.
     ___________

     (1) Previously filed as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on September 16, 2003 and incorporated herein by reference.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 6, 2003               CRDENTIA CORP.


                                      /S/ LAWRENCE M. DAVIS
                                     -------------------------------------
                                     By:  Lawrence M. Davis,
                                          Chief Financial Officer and Secretary

                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

  2.1 (1) Agreement and Plan of Reorganization, dated as of September 15, 2003, by and among Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation and the shareholders of New Age Staffing, Inc. (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

  99.1        Financial Statements of New Age Staffing, Inc.

  99.2        Pro Forma Financial Information for New Age Staffing, Inc.

  99.3        Press release dated September 23, 2003.
___________

 (1) Previously filed as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on September 16, 2003 and incorporated herein by reference.